SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2001

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-10596 (Commission File Number)	43-1554045 (I.R.S. Employer Identification No.)

8888 Ladue Road, Suite 200, St. Louis, Missouri (Address of Principal Executive Offices)	63124-2056 (Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Information Included on Registrant's Website

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K dated November 28, 2001 and filed with the Securities and Exchange Commission to correct an error in Exhibit 99.2 attached thereto.

(c) Exhibits

Exhibit No.	Description of Exhibit

99.2	Information included on Registrant’s website as of November 28, 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated: November 28, 2001	By:	/s/ A.S. Barclay A.S. Barclay Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.2	Information included on Registrant’s website as of November 28, 2001.